                                                                     EXHIBIT (e)

SECURITY EQUITY

                                   APPLICATION

                                       FOR

                                  VARIABLE LIFE

                                    INSURANCE

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                    HOME AND PRINCIPAL ADMINISTRATIVE OFFICE
                        84 BUSINESS PARK DRIVE, SUITE 303
                             ARMONK, NEW YORK 10504

66000
(9/96)

                               APPLICATION PART I

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                                ARMONK, NEW YORK
--------------------------------------------------------------------------------
                              GENERAL INFORMATION                     SECTION A
--------------------------------------------------------------------------------
1.  Name                                          2. Taxpayer ID No.
             John Doe                                  III-II-IIII
--------------------------------------------------------------------------------
3.  Business Address    Number and Street, or RFD    City      State     Zip
                *1 Corporate Drive                 St. Louis    Mo      63128
--------------------------------------------------------------------------------
4.  Type of Business                   5. Plan
                                          Flex. Prem. Variable Life Ins.
--------------------------------------------------------------------------------
6.  Death Benefit Option:                                 7. Loan Interest Rate:

             [X] Option 1 - Scheduled face amount            [ ] Variable Loan
                                                                 Interest

             [ ] Option 2 - Option 1 plus account value      [X] Fixed

             [ ] Other_________________________________
--------------------------------------------------------------------------------
8.  Policy/Contract date:     9. Premium paid date:   10. Total initial premium:
    Month/Day/Year  1/1/97       Month/Day/Year           $1,840.16
--------------------------------------------------------------------------------
11. Owner a. [ ] Employer

          b. [ ] Trust created by the employer

          c. [ ] Trust created by the insured

          d. [X] Insured

          e. [ ] Other _________________________________________________________

          If "b", "c" or "e", enter name, address and Taxpayer ID No. below:

--------------------------------------------------------------------------------
12. Beneficiary:

             [X] See applicable Supplement

             [ ] Owner (if not employer)

             [ ] Employer

                 If employer is the beneficiary, the employer certifies, represents and warrants that:

                 (a) The employer has a lawful and substantial economic interest in the life, health and bodily safety of each Proposed Insured;

                 (b) The services of each such Proposed Insured are such that the employer expects to realize either:

                     *A substantial monetary gain through the continued life of the Proposed Insured; or

                     *A substantial monetary loss in the event of the Proposed
                      Insured's death.

             [ ] Trust as in 11(b) or 11(c) above

             [ ] See attached Schedule of Insureds
--------------------------------------------------------------------------------
13. Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company?
    [ ] yes [X] no If "Yes," give company name, policy/contract number, amount and plan in 14 below.
--------------------------------------------------------------------------------
14. Remarks:

--------------------------------------------------------------------------------
66000                                   0.01
(9/96)

--------------------------------------------------------------------------------
SECTION B                      PROPOSED INSURED DATA
--------------------------------------------------------------------------------

IF 11 (c) OR 11 (d) ABOVE WAS ANSWERED, DO NOT COMPLETE SECTION B.

The Schedule of Insureds lists: full name, social security number, date of birth, sex, smoker/non-smoker status, initial basic face amount, initial premium, citizenship, initial term rider amount, scheduled increase, if any, and the state of residence, temporary insurance amount.

1. Is every Proposed Insured now working a minimum of 500 hours semi-annually for the employer or its affiliates?

    [ ]  yes     [ ]  no        If "no" give detailed explanation.

2. The policies/contracts applied for will be used in conjunction with an employer-sponsored plan involving both males and females. All policies/contracts will be issued on a unisex-unismoke basis unless box is checked for Sex-Distinct and/or Smoker Distinct Basis.

    [ ]  Sex-Distinct Basis          [ ]  Smoker-Distinct Basis

--------------------------------------------------------------------------------
SECTION C                              COVERAGE
--------------------------------------------------------------------------------
IF 11(a), 11(b) OR 11 (e) ABOVE WAS ANSWERED, DO NOT COMPLETE SECTION C.

1.  Initial basic face amount $ 50,000

2.  Scheduled increase

YEAR BEGIN            YEAR END             AMOUNT               ANNUAL %
-----------           --------            -------               --------
__________            ________            $______               ________

__________            ________            $______               ________

__________            ________            $______               ________

__________            ________            $______               ________

--------------------------------------------------------------------------------
SECTION D                    TEMPORARY INSURANCE AGREEMENT
--------------------------------------------------------------------------------
1. Temporary life insurance on the life of each Proposed Insured is applied for:

    [ ] Yes [X] No

    If "no," the following provisions of this Section D do not apply.

2.  Premium paid with this Application $_______________________________.
    All confirmation and other relevant notices will be sent to the owner and the employer if necessary.

3.  The effective date of the temporary insurance is the latest of:

    a. The date we receive an amount of premium not less than one-fourth of the sum of the minimum initial premiums for the policies/contracts applied for;

    b.  The date this Application (Part I) is signed by one of our officers; and

    c.  The date__________________chosen (optional).

4. The amount of temporary insurance on the life of each Proposed Insured is (not to exceed the greater of $100,000 or two times the premium attributable to the Insured):

    [ ] Described in Schedule of Insureds

    [ ] _____________

5. Any temporary insurance on the life of a Proposed Insured will terminate on the earliest of:

    a. The date the permanent life insurance applied for in this Application takes effect on the life of that Proposed Insured;

    b. The date that Proposed Insured fails to meet any requirements to qualify for the permanent life insurance applied for;

    c. The date 90 days after the effective date of the temporary insurance (in this case, we will give notice prior to termination); and

    d. The date written notice of termination of the insurance is received by us at our Principal Administrative Office.
--------------------------------------------------------------------------------

66000                                     0.02
(9/96)

--------------------------------------------------------------------------------
                          TEMPORARY INSURANCE AGREEMENT    SECTION D - CONTINUED
--------------------------------------------------------------------------------

If the temporary insurance on the life of a Proposed Insured terminates for the reason specified above in 5 (a), the amount of premium paid with this Application that was allocated to the policy/contract on the life of the Proposed Insured, less the Temporary Insurance Agreement Charges applicable to that insured, will be applied as premium under the permanent life insurance policy/contract. If the temporary insurance on the life of a Proposed insured terminates for any other reason, we will refund the amount of premium paid that was paid with this Application that was allocated to the policy/contract on the life of the Proposed insured, less the Temporary Insurance Agreement Charges applicable to that insured. The Temporary Insurance Charges are based upon our Temporary Insurance Agreement rates and consist of a mortality charge and any applicable DAC Tax charge and State Premium Tax charge, adjusted for interest. This mortality charge will be based on the amount of temporary insurance for the Proposed Insured's life, the term rate for the Proposed Insured's age, and the period from the effective date of the temporary insurance up to, but not including, the termination date.

                               CONDITIONAL RECEIPT

This temporary coverage is based upon a CONDITIONAL RECEIPT and benefits will be paid under this coverage only if at the time of Application the Proposed Insured was insurable using our usual and customary underwriting procedures for the applied for permanent coverage.

--------------------------------------------------------------------------------
                         ACKNOWLEDGMENT AND SIGNATURE                SECTION E
--------------------------------------------------------------------------------

The person(s) signing below acknowledge and agree that:

THE APPLICATION - The Application includes Part I and any attached Schedule of Insureds and any Part II that may be required, and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are complete and true and were correctly recorded. By signing below, the owner adopts all the statements made in the Application and agrees to be bound by them. This Application is valid until withdrawn by the owner by written notice to us at our Principal Administrative Office. Withdrawal of this Application will not necessarily affect its use with Applications submitted prior to the date we receive such notice.

OUR LIABILITY - A minimum amount of premium may be paid to the agent in exchange for temporary life insurance as discussed above in the Temporary Insurance Agreement section. If this is done, we will be liable only as set forth in that Agreement. If that amount of premium is not paid, we will have no liability unless and until:

*   Guaranteed Issue has been offered by an officer of the Company; and

* The Application has been approved by us at our Principal Administrative Office; and

*   The first premium has been paid during the lifetime of the Proposed Insured;
    and

* The Proposed Insured is actively working a minimum of 500 hours semi-annually for the employer or its affiliate(s); and

* The policy/contract has been delivered to the person named as Owner in the Application; and

* At the time of payment and delivery, all statements in the Application which are material to the risk are complete and true as though they were made at that time.

If any of these conditions are not met, the policy/contract and rider(s) applied for will not take effect.

AUTHORITY OF AGENTS - No agent can change the terms of this Application or any policy/contract issued by us. No agent can waive any of our rights or requirements, or extend the time for any payment.

CHANGES AND CORRECTIONS - Any change or correction of the Application will be shown on an Amendment of Application attached to the policy/contract. Acceptance of any policy/contract issued will be acceptance of any change or correction of the Application we made. However, unless otherwise indicated in this Application, any correction or change of amount, classification, plan of insurance or riders must be agreed to in writing.

TAXPAYER IDENTIFICATION (APPLIES ONLY IF THE EMPLOYER IS THE OWNER) - THE EMPLOYER CERTIFIES, UNDER PENALTIES OF PERJURY, THAT:

    (a) THE NUMBER REFERRED TO IN PART I, SECTION A, ITEM 2 OF THIS APPLICATION IS THE CORRECT TAXPAYER IDENTIFICATION NUMBER (OR THE EMPLOYER HAS APPLIED FOR AND IS WAITING FOR A NUMBER TO BE ISSUED); AND

    (b) THE EMPLOYER IS NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE THE INTERNAL REVENUE SERVICE (IRS) HAS NOT NOTIFIED THE EMPLOYER THAT THE EMPLOYER IS SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR BECAUSE THE IRS HAS NOTIFIED THE EMPLOYER OF TERMINATION OF BACKUP WITHHOLDING.

        NOTE: IF THE IRS HAS NOTIFIED SAID OWNER THAT THE EMPLOYER IS SUBJECT TO BACKUP WITHHOLDING AND THE EMPLOYER HAS NOT RECEIVED NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS TERMINATED, THE EMPLOYER SHOULD STRIKE OUT THE LANGUAGE ABOVE IN (b) THAT THE EMPLOYER IS NOT SUBJECT TO BACKUP WITHHOLDING DUE TO NOTIFIED PAYEE UNDERREPORTING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------

66000                                    0.03
(9/96)

SECTION E  -  CONTINUED      ACKNOWLEDGMENT AND SIGNATURE
--------------------------------------------------------------------------------

FOR THE EMPLOYER (OR THE OWNER)

         ________________________________________  _____________________________
         Print Name (Authorized person)            Signature (Authorized person)

         ________________________________________
         Title

         Signed at ______________________________________    ___________________
                       City             State                Date
FOR THE LIFE INSURANCE COMPANY SPECIFIED ABOVE:

         ________________________________________  _____________________________
         Print Name (Officer of Security Equity)   Officer's Signature

         ________________________________________
         Date

AGENT REPLACEMENT QUESTION FOR THE SOLICITING AGENT:

         Do you have knowledge or do you believe that any life insurance policy/contract or annuity will be replaced, loaned against, partially surrendered, reduced in amount of coverage or converted to reduced paid up or extended term to finance this policy/contract?

         [ ] yes         [ ] no

         If "Yes", please attach a list of policies/contracts replaced, etc., including policy/contract number, name of insurer and insured.

         ________________________________________  _____________________________
         Print Name (Soliciting Agent)             Date

         ________________________________________
         Signature of Soliciting Agent

FOR THE BROKER-DEALER (IF APPLICABLE):

         ________________________________________
         Name of Broker-Dealer

         ________________________________________  _____________________________
         Registered Principal's Name (print)       Signature

         ________________________________________
         Date

FOR THE BROKER DEALER OF SECURITY EQUITY LIFE INSURANCE COMPANY:

         ________________________________________
         Name of Broker-Dealer

         ________________________________________  _____________________________
         Compliance Officer (print name)           Officer's Signature

         ________________________________________
         Date

66000                            0.04
(9/96)

                        SUPPLEMENT FOR GUARANTEED ISSUE
--------------------------------------------------------------------------------
1.       Insured Name           Last            First           Middle

--------------------------------------------------------------------------------

2.       Owner        a.   [ ] Insured      b.    [ ] See Application Part I

--------------------------------------------------------------------------------
3.       Residence Address   Number and Street, or RFD   City   State    Zip

--------------------------------------------------------------------------------
4.       Taxpayer Identification No.                       5.  Sex   [ ] Male
         (Social Security No. If 2(a)above is answered).             [ ] Female
--------------------------------------------------------------------------------

6.      Have you smoked cigarettes in the past 12 months?   [ ] Yes [ ] no

--------------------------------------------------------------------------------
7.       Company and Location

--------------------------------------------------------------------------------
8.       Annual Salary                      9.   Date of Birth    Month/Day/Year

--------------------------------------------------------------------------------
10.      Are you a citizen of the U.S.?

         [ ] yes    [ ] no  if "no", of what country are you a citizen?________
--------------------------------------------------------------------------------
11. I understand that neither I nor my beneficiaries will have any claim on the assets and/or death proceeds of this life insurance.

         [ ] I agree with the above statement.

         [ ] I disagree with the above statement.
--------------------------------------------------------------------------------
12.      Beneficiary:

         (a)  [ ]  Not applicable

         (b) [ ] (IF APPLICABLE: print full name, address, telephone # and relationship of each to Proposed Insured)

                  (i) Primary Class (will receive payment first, if living and not disqualified).

                  (ii) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment).

--------------------------------------------------------------------------------

13.      Have you actively worked at least 500 hours in the past 6 months?

         [ ] yes     [ ] no

--------------------------------------------------------------------------------
14. Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company?

         [ ] yes   [ ] no  If "yes", give company name, policy /contract number, amount and plan in 15 below.
--------------------------------------------------------------------------------
15.      Remarks:

--------------------------------------------------------------------------------
16.      Please do not answer this question if 12(b) is completed

         [ ] I consent to insurance being purchased on my life by ____________.

         I reserve the right to revoke my consent in the future by properly notifying the insurance company.
--------------------------------------------------------------------------------
I have read and understand the description of this plan and the above statements are true, complete and properly recorded.

______________________________________________     _____________________________
Insured's Signature                                Date

66100                               1.01
(9/96)

                         SUPPLEMENT FOR SIMPLIFIED ISSUE
--------------------------------------------------------------------------------
1.       Insured Name           Last            First           Middle

--------------------------------------------------------------------------------

2.       Owner        a.   [ ] Insured      b.    [ ] See Application Part I

--------------------------------------------------------------------------------
3.       Residence Address   Number and Street, or RFD   City   State    Zip

--------------------------------------------------------------------------------
4.       Taxpayer Identification No.                       5.  Sex   [ ] Male
         (Social Security No. If 2(a)above is answered).             [ ] Female
s-------------------------------------------------------------------------------

6.       Have you smoked cigarettes in the past 12 months?   [ ] Yes [ ] no

--------------------------------------------------------------------------------
7.       Company and Location

--------------------------------------------------------------------------------
8.       Annual Salary                      9.   Date of Birth    Month/Day/Year

--------------------------------------------------------------------------------
10.      Are you a citizen of the U.S.?

         [ ] yes    [ ] no  if "no", of what country are you a citizen?________
--------------------------------------------------------------------------------
11. I understand that neither I nor my beneficiaries will have any claim on the assets and/or death proceeds of this life insurance.

         [ ] I agree with the above statement.

         [ ] I disagree with the above statement.
--------------------------------------------------------------------------------
12.      Beneficiary:

         (a)  [ ]  Not applicable

         (b) [ ] (IF APPLICABLE: print full name, address, telephone # and relationship of each to Proposed Insured)

                  (i) Primary Class (will receive payment first, if living and not disqualified).

                  (ii) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment).

--------------------------------------------------------------------------------
13.      Have you actively worked at least 500 hours in the past 6 months?

         [ ] yes     [ ] no
--------------------------------------------------------------------------------
14. Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company?

         [ ] yes   [ ] no  If "yes", give company name, policy /contract number, amount and plan in 15 below.
--------------------------------------------------------------------------------
15.      Remarks:

66200                             2.01
(9/96)

                        SUPPLEMENT FOR SIMPLIFIED ISSUE            CONTINUED
--------------------------------------------------------------------------------

16.      Please do not answer this question if 12(b) is completed.

         [ ] I consent to insurance being purchased on my life by_____________.

         I reserve the right to revoke my consent in the future by properly notifying the insurance company.
--------------------------------------------------------------------------------

MEDICAL QUESTIONS

1. Has the Proposed Insured applied for life insurance and been declined or postponed in the past 5 years?

         [ ] yes      [ ] no

         If "Yes", give reason:

--------------------------------------------------------------------------------
2.       Does the Proposed Insured have heart disease or cancer?

         [ ]yes        [ ] no
--------------------------------------------------------------------------------
3. Has the Proposed Insured been treated for or diagnosed as having deficiency of the immune system, such as Acquired Immune Deficiency Syndrome (AIDS), or AIDS Related Complex (ARC), or the AIDS Virus?

         [ ]yes        [ ] no
--------------------------------------------------------------------------------

I have read and understand the description of this plan and the above statements are true, complete and properly recorded.

____________________________________________       _____________________________
Insured's Signature                                Date

66200                               2.02
(9/96)

                        SUPPLEMENT FOR FULL UNDERWRITING
--------------------------------------------------------------------------------
1.  Insured Name                Last          First        Middle
                                Doe           John
--------------------------------------------------------------------------------
2.  Owner           a.    [X] Insured       b.    [ ] See Application  Part  I
--------------------------------------------------------------------------------
3.  Residence Address    Number and Street, or RFD      City     State     Zip
                         123 Main Street                Armonk   NY        10504
--------------------------------------------------------------------------------
4.  Taxpayer  Identification  No.                          5. Sex  [ ] Male
    (Social  Security No. if 2(a)above is answered).               [ ] Female
--------------------------------------------------------------------------------
6.  Have you smoked cigarettes in the past 12 months?   [ ] yes [ ] no
--------------------------------------------------------------------------------
7.  Company and Location
       XYZ   Corporation            Armonk, NY
--------------------------------------------------------------------------------
8.  Annual Salary                   9. Date, of Birth      Month/Day/Year
       $ 750,000                               1/1/62
--------------------------------------------------------------------------------
10. Are you a citizen of the U.S.?
    [X] yes [ ] no       If "no", of what country are you a citizen?------------
--------------------------------------------------------------------------------
11. I understand that neither I nor my beneficiaries will have any claim on the assets and/or death proceeds of this life insurance.

    [ ] I agree with the above statement.

    [X] I disagree with the above statement.
--------------------------------------------------------------------------------
12. Beneficiary:

    (a) [ ] Not applicable

    (b) [X] (IF APPLICABLE: print full name, address, telephone # and relationship of each to Proposed Insured)

            (i) Primary Class (will receive payment first, if living and not disqualified).

                Jone Doe, 123 Main Street Armonk, NY 10504 (914) 100-1111 Spouse

            (ii) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment).

             Insured's Estate
--------------------------------------------------------------------------------
13. Have you actively worked at least 500 hours in the past 6 months?
                                                  [X] yes      [ ] no
--------------------------------------------------------------------------------
14. Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company?

    [ ] yes    [X] no  If "yes", gives company name, policy /contract number, amount and plan in 15 below.
--------------------------------------------------------------------------------
15. Remarks:
--------------------------------------------------------------------------------
16. Please do not answer this question if 12 (b) is completed

    [ ] I consent to insurance being   purchased   on   my life by--------------
        I reserve the right to revoke my consent in the future by properly notifying the insurance company.
--------------------------------------------------------------------------------
66300                                 3.01
(9/96)

    CONTINUED                SUPPLEMENT FOR FULL UNDERWRITING

17. (a) Total Life Insurance now in force on Proposed Insured. (If none, write "None".) None

--------------------------------------------------------------------------------
              Year of    Personal    Business   Accidental      Waiver of Perm.
Company        Issue     Ins. Amt.   Ins. Amt.  Death Amt.      Yes         No
--------------------------------------------------------------------------------
                                                                [ ]        [ ]
--------------------------------------------------------------------------------
                                                                [ ]        [ ]
--------------------------------------------------------------------------------
                                                                [ ]        [ ]
--------------------------------------------------------------------------------
                                                                [ ]        [ ]
--------------------------------------------------------------------------------
                                                                [ ]        [ ]
--------------------------------------------------------------------------------
               TOTALS
--------------------------------------------------------------------------------

    (b) Are you currently applying for life insurance with any other company?
        (If  "Yes", give details in   #19.)                   [ ] Yes  [X] No

    (c) Will the insurance being applied for replace or change any of the above or any In force annuities? If "Yes": Circle coverage being terminated.
        (Complete and submit required papers).                [ ] Yes [X] No

18. Have you:  (Provide details in   #19 to any "Yes" answers.)         Yes   No

    (a) Ever been declined, postponed, rated or offered
        a policy/contract different than that applied  for?...........  [ ]  [X]

    (b) Any intention to travel or reside outside the United States?..  [ ]  [X]

    (c) Been a pilot, student pilot, or crew member during the past 3 years or have any intention of becoming a pilot, student
        pilot or crew member in any type of aircraft?
        (If "Yes", complete Aviation Section.)........................  [ ]  [X]

    (d) Ever had a traffic citation for driving while intoxicated or driving under the Influence of intoxicants or drugs?..........  [ ]  [X]

    (e) Within the past three years, had:

          (i)  any moving vehicle violation?..........................  [ ]  [X]

          (ii) a traffic accident?....................................  [ ]  [X]

               If either 18(d) and/or any question in 18(e) is answered "Yes", then Driver's License #--------------- ------------- State ----------------------------------

    (f) Participated in, or do you contemplate participating in:
        aeronautics, competitive racing, underwater or sky diving,
        mountain climbing, or any  other similar avocation?             [ ]  [X]
        (If  "Yes", complete Avocation Section.)

 19.  Details of Answers.

66300                                 3.02
(9/96)

           AVIATION SECTION - FOR PILOTS, STUDENTS, AND CREW MEMBERS

         For Pilots, Students and Crew Members:

HOURS           Total of all hours flown        Total hours flown               Estimated hours flying
FLOWN
                as pilot or crew member   [ ]   in past 12 months:   [ ]        in next 12 months:      [ ]

              Pilot Certificate currently held:  [ ] Private                     [ ] Instrument Flight Rating

PILOT                                            [ ] Student                     [ ] Commercial

CERTIFICATE                                      [ ] Airline Transport Rating    [ ] Flight Instructor

            Have you ever been grounded or had your license revoked?

            [ ] Yes [ ] No (If "Yes", give details in Remarks below.)

            Type of Flying:

TYPE            [ ] Pleasure                            [ ] Military

Flying          [ ] Commercial                              Specific type of flying -----------------------

                    Specific type of flying -------         Type of aircraft ------------------------------

                    Type of aircraft --------------         Date of last flight   -------------------------

                    (Give details in Remarks below.)        Branch or Organization-------------------------

                                                            If not pilot, specify capacity in which you fly
                                                            -----------------------------------------------
                                                            (Give details in Remarks below.)

MEDICAL             (a) Medical Certificate currently held: [ ] Class III [ ] Class II [ ] Class I
CERTIFICATE
                    (b) Date of last renewal-------------------                                          Yes    No

                    (c) Was it denied by the Aviation Medical Examiner but eventually issued? .....      [ ]    [ ]

                    (d) Was Medical Certificate granted subject to limitation(s) or physical
                        waivers)? .................................................................      [ ]    [ ]
                        (If any of the above questions are answered "Yes", give details in Remarks below.)

             Other Type of Flying

OTHER           (a) Have you ever flown or do you intend to fly:                        Yes    No
                    Ultralight, Biplane, Prototype, experimental or personally
                    built or assembled aircraft?....................................    [ ]    [ ]
                    (If "Yes", complete Avocation Section.)

                (b) Have you flown, within the past 12 months, or do you
                    contemplate flying in the Civil Air Patrol?....................    [ ]    [ ]
                    (If "Yes", give details in Remarks below.)

                (c) Do you contemplate a change from your present flying to
                    commercial or military flying?..................................    [ ]    [ ]
                    (If "Yes", give details in Remarks below.)

         Should you not qualify for coverage at standard rates, do you desire:

AVIATION                                                                          Yes     No
RATES           (a) Full coverage with extra premium, if available? ...........   [ ]     [ ]

                (b) Restricted aviation coverage without extra premium, if
                    available?.................................................   [ ]     [ ]

REMARKS:

66300                                 3.03
9/96

                                AVOCATION SECTION

                  Racing, Auto, Motorcycle, Snowmobile, Motorboat:

RACING SPORTS     Type:   [ ] Midget [ ] Stock       [ ] Hotrod     [ ] Go-kart
                          [ ] Drag   [ ] Sportscar   [ ] Snowmobile [ ] Cycle
                          [ ] Boat   [ ] Other

                  Vehicle or boat: make & model--------- Class & category..-----
                  Displacement...............----------  Horsepower......-------

                  Timing: [ ] Vehicle vs. vehicle  [ ] Vehicle vs. clock
                          Maximum speed attained mph

                  Location: [ ] Oval track [ ] Closed circuit   [ ] Drag strip
                            [ ] Hill climb [ ] Other

                  Have you ever had a racing accident? [ ] Yes
                                                       [ ] No.
                            (If "Yes", give details in Remarks below.)

                  Racing organizations affiliated with:-------------------------

                  Races supervised by:------------------------------------------

                  Frequency (Number of Races)   Last 12 Months  [ ]
                                                1 to 2 Years Ago[ ]
                                                Estimate Next 12 Months  [ ]

                  Type: [ ] Scuba [ ] Skin [ ] Snorkel

                  Purpose: [ ] Recreation [ ] Rescue [ ] Salvage

UNDERWATER        Locations: [ ] Oceans [ ] Lakes [ ] Rivers [ ] Pools
SPORTS                       [ ] Quarries [ ] Caves [ ] Other-----------

                  Have you received formal diving training? [ ] Yes [ ] No (If "Yes", give details in Remarks below.)

                  Do you use the "buddy system"? [ ] Yes [ ] No

                                   Number of Dives    Number of Dives    Number of Dives
   Depth          Average Time      Last 12 Months    1 to 2 Yrs Ago    Est. Next 12 Mos.
-----------------------------------------------------------------------------------------
0-50 ft
-----------------------------------------------------------------------------------------
51-75 ft
-----------------------------------------------------------------------------------------
76-100 ft
-----------------------------------------------------------------------------------------
101-150 ft
-----------------------------------------------------------------------------------------
Over 150 ft
-----------------------------------------------------------------------------------------

SKY               Type:  [ ] Skydiving   [ ] Hanggliding   [ ] Ultralights
SPORTS                   [ ] Biplaning   [ ] Parachuting   [ ] Ballooning
                         [ ] Other ---------------

                  If Skydiving:        Yes   No      If Ballooning:     Yes   No

                     Delayed jumping?  [ ]  [ ]         Gas ballooning? [ ]  [ ]

                     Are you a member                   Hot air
                     of a club?        [ ]  [ ]         ballooning?     [ ]  [ ]

                  Usual location or type of terrain-----------------------

                  Have you been in an accident connected             Yes    No
                  with this avocation?                               [ ]    [ ]
                  (If "Yes", give details in Remarks below.)....................

                  Number of flights or jumps: Last 12 Mos [ ] 1 to 2 Yrs Ago [ ]
                                              Est. Next 12 Mos. [ ]

CLIMBING          Type: [ ] Mountain [ ] Rock [ ] Ice [ ] Other-----------------
SPORTS
                  Locations: [ ] Ranges [ ] Caves [ ] Rock Formations
                             [ ] Trails [ ] Other----------------       Yes  No

                  Usual Heights:-------------------
                  Geographical Area:---------------
                  Do you use direct-aid climbing?                       [ ]  [ ]


                  Do you participate as a guide or engage in
                  rescue duties?....................................    [ ]  [ ]

                  Have you had a climbing accident?
                  (If "Yes", give details in Remarks below.)........    [ ]  [ ]

                  Number of climbs: Last 12 Mos [ ] 1  to 2 Years Ago [ ]
                                    Est.  Next  12 Mos. [ ]

REMARKS OR OTHER AVOCATIONS (INCLUDE DETAILS REGARDING NATURE, LOCATION, FREQUENCY, AND DEGREE OF PARTICIPATION.)

66300                                 3.04
(9/96)

                              MEDICAL DECLARATIONS

1. (a) Name of Insured: John Doe

   (b) Height 6  ft. 0 in;  Weight 200 lbs.

   (c) Any change in weight     YES  NO
       in  past year? (If Yes,  [ ]  [X]
       give details below,
       including lbs.)

2. (a) Name and  address of your personal physician. If none, check [X]

       Name ____________________________________ Phone # _______________________

       Address _________________________________________________________________

   (b) Date and reason last consulted? Date ________________ Reason ____________

   (c) What treatment was given or medication prescribed? ______________________

3. Within the last ten years, from the date of this application, have you been treated for or had any known indication of:

   (a) Dizziness, fainting, convulsions, epilepsy, headaches, speech    YES  NO
       defects, paralysis, mental or nervous disorders?                 [ ]  [X]

   (b) Shortness of breath, bronchitis, asthma, emphysema,
       tuberculosis,  pneumonia, or chronic respiratory disease?        [ ]  [X]

   (c) Chest pain, pulse irregularity, high blood pressure, rheumatic fever, heart murmur, heart attack, stroke, or other disorder of the heart, or circulatory system, anemia, or other disorder of
       the blood?                                                       [ ]  [X]

   (d) Jaundice, intestinal bleeding, ulcer, diarrhea, colitis, diverticulitis, or other disorder of the stomach, intestines,
       liver or gallbladder?                                            [ ]  [X]

   (e) Kidney stone or other disease of kidney; venereal disease;
       disorder of the bladder, prostate, reproductive organs, or
       breasts; sugar, albumin, blood or pus in the urine?              [ ]  [X]

   (f) Diabetes; disorder of the thyroid or lymph glands, or other
       endocrine disorders?                                             [ ]  [X]

   (g) Arthritis, gout, collagen disease or other disorders of the
       muscles, or bones including spine, back or joints?               [ ]  [X]

   (h) Disorder of skin,  cyst, tumor or cancer?                        [ ]  [X]

4. Are you now under observation or taking medication or treatment?     [ ]  [X]

5. Do you have any doctor's visit or medical care scheduled?            [ ]  [X]

6. Have you ever been diagnosed by a member of the medical
   profession as having AIDS or AIDS Related Complex?                   [ ]  [X]

7. Have you ever received treatment from a member of the
   medical profession for AIDS or AIDS Related Complex?                 [ ]  [X]

DETAILS of answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS: Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)

66300                                 3.05
(9/96)

CONTINUED                     MEDICAL DECLARATIONS

8.  Other than above, have you within the past 5 years:

    (a) Had any psychiatric or psychological consultation not listed    YES  NO
        above or any physical disorder not listed  above?               [ ]  [X]

    (b) Had a checkup, consultation, illness, injury, surgery?          [ ]  [X]

    (c) Been a patient in a hospital, clinic, sanatorium, or other
        medical facility?                                               [ ]  [X]

    (d) Had electrocardiogram, X-ray, other diagnostic test?            [ ]  [X]

    (e) Been advised to have any diagnostic test, hospitalization,
        treatment, or surgery which was not completed?                  [ ]  [X]

9. (a) Have you used (once or more) or do you now use barbiturates, amphetamines, hallucinogenic drugs (including marijuana), cocaine, heroin, narcotics, or any similar substances or
        any prescription drug except in accordance with a
        physician's instruction?                                        [ ]  [X]

    (b) Have you ever received counseling, advice or treatment
        regarding the use of alcohol or drugs?                          [ ]  [X]

    (c) Have you ever been a member of any self-help group such as
        Alcoholics Anonymous or Narcotics Anonymous?                    [ ]  [X]

10. Have you ever attempted suicide or made a suicidal gesture?         [ ]  [X]

11. (a) Do you currently use any form of tobacco?                       [ ]  [X]

    (b) Have you used any form of tobacco in the last 12 months?        [ ]  [X]

        If either or both of these questions is answered "Yes", complete the following:

        (i)   type used: [ ] Cigar [ ] Pipe [ ] Cigarettes [ ] Smokeless Tobacco

        (ii)  how often? --------------------------

        (iii) If you no longer smoke, when did you stop? -------- (mo) ---- (yr)

12. Do you exercise regularly; i.e. Calisthenics, jogging, etc.?        [X]  [ ]

    If "Yes", how often? [ ] Daily [X] Weekly [ ] Other

13. Are you now pregnant?                                               [ ]  [X]

    If "Yes", what is estimated date of delivery? ---------------

14. Do you have any family history of tuberculosis, diabetes, cancer, high blood pressure, heart or kidney disease, mental
    illness or suicide?                                                 [ ]  [X]

--------------------------------------------------------------------------------
15                        Age if                                        Age at
                          Living             Cause of Death              Death
--------------------------------------------------------------------------------
Father                      60
--------------------------------------------------------------------------------
Mother                      60
--------------------------------------------------------------------------------
Brothers and  Sisters        0
--------------------------------------------------------------------------------
No. Living                   0
--------------------------------------------------------------------------------
No. Dead                     0
--------------------------------------------------------------------------------

DETAILS of answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS: Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)

66300                                 3.06
(9/96)

                           CUSTOMER INTERVIEW PROGRAM

In connection with your application for insurance you may be receiving a telephone call from a person at our Home Office or another agency authorized to obtain some personal and financial information. You can be assured that your answers are strictly confidential and will be used only to assess your eligibility for insurance. The interview normally takes from five to ten minutes and will be conducted at a time convenient to you. In the event you are not in when the interviewer calls, the interviewer will probably leave his/her name and a telephone number so that you can return the call at no charge to you and supply the necessary information.

                        NOTICE OF INFORMATION PRACTICES

As used in this Notice, the words "we", "us", and "our" refer to Security Equity Life insurance Company. The words "you" and "your" refer to the Proposed Insured.

In considering your application, we will review information from various sources. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.

Information about your insurability and/or any past or future claims will be treated as confidential. We, or our reinsurers, may, however, make a brief report of this to the Medical Information Bureau ("MIB"), a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the MIB, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the MIB's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

We, or our reinsurers, may also release information to other life insurance companies to which you apply for life or health insurance, or to which a claim is submitted.

In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report.

Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.

If you need any assistance, please feel free to contact your agent or us at Security Equity Life Insurance Company, 84 Business Park Drive, Suite 303, Armonk, NY 10504.

I have read and understand the description of this plan and the above statements are true, complete and properly recorded.

        _____________________________            _____________________________
        Insured's Signature                      Date

66300                                 3.07
(9/96)

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                                ARMONK, NEW YORK

                AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize Security Equity Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application. This information may be about: (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) occupation; (e) income; (f) avocations; (g) driving record; (h) other personal characteristics; and (i) other insurance. It includes information about the use of alcohol, drugs and tobacco.

I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, consumer reporting agency or other insurance company, to release information about me to Security Equity Life Insurance Company on receipt of this Authorization. I also authorize all said sources, except MIB, Inc., to give such records or knowledge to any agency or representative employed by Security Equity Life Insurance Company to collect and transmit such information. Security Equity Life Insurance Company or its representative(s) may also release this information about me to its reinsurer, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

This form is valid for 30 months from the date it is signed. I have received the Notice of Information Practices, which includes the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize Security Equity Life Insurance Company to obtain an investigative consumer report on me.

A photographic copy of this is as valid as the original. I have the right to receive a copy of this if I ask for it.

                                                          JOHN DOE
      ---------------------------------      ----------------------------------
      Date                                     Print Name of Proposed  Insured

      ---------------------------------    X ----------------------------------
      Witness                                  Signature of Proposed  Insured

               Send Authorization to Home Office with Application

66300                                 3.08
(9/96)

                               APPLICATION PART II

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                                ARMONK, NEW YORK

                              APPLICATION PART II                      SECTION F

1.    Owner's Name John Doe                           Dated       Month/Day/Year
                                                                       1/1/97

2.    Premium  Amount     $1,840.16

3.    Net Premium Allocation:  (See your Prospectus for available funds.)

[X] [Money  Market]                 100 %     [ ] [Emerging  Markets]                    _______%
[ ] [Equity  Income Portfolio]   _______%     [ ] [Limited  Maturity Bond]               _______%
[ ] [Liquid  Asset]              _______%     [ ] [High  Income  Portfolio]              _______%
[ ] [U,S, Government Allocation] _______%     [ ] [Evergreen VA Portfolio]               _______%
[ ] [Growth]                     _______%     [ ] [Evergreen  VA  Foundation  Portfolio] _______%
[ ] [Investment Grade Bond]      _______%     [ ] [Evergreen VA Growth and  Income       _______%
[ ] [Asset Manager]              _______%         Portfolio]                             _______%
[ ] [Overseas Portfolio]         _______%     [ ] [Index 500]                            _______%
[ ] [Asset Allocation]           _______%     [ ] Other                                  _______%

4. Has the Owner received an offering memorandum or a prospectus for the policy(ies)/contract(s) being applied for?

          [X] yes      [ ] no

      If "Yes", give date shown on the offering memorandum or prospectus
      12/15/96.

5.    Does the Owner understand  that:
      a. The death benefit and the duration of insurance may be variable or fixed under specified conditions?

          [X] yes     [ ] no

      b. The variable account value of the policy/contract may increase or decrease in accordance with the experience of the Separate Account (there are no minimum guarantees as to the variable account value.)?

          [X] yes     [ ] no

6. In view of the above, does the Owner believe that this policy/contract will meet the Owner's insurance needs and financial objectives?

          [X] yes     [ ]  no

7. If the Owner is not an individual, a copy of the Authorization Document (i.e., Corporate Resolution, Trust Instrument, or Partnership Agreement) must be supplied. Have you attached or previously provided us with this?

          [ ] yes     [ ] no

8.    Is the Owner:
      (a) a bank, savings and loan association, insurance company, or registered investment company?

          [ ] yes    [ ] no
      (b) an investment advisor registered under Section 203 of the Investment Advisers Act of 1940?

          [ ] yes    [ ] no

      (c) a natural person or any other entity (whether a corporation, partnership, trust, or otherwise) with total assets of at least $5 million?

          [X] yes [ ] no

      If the Owner answered "Yes" to 8(a), (b) or (c), do not complete 9 through 19.

66400                                 4.01
(9/96)

SECTION F - CONTINUED         APPLICATION PART II

9.    Number of Dependents

10.   Age of Dependents

11.   Occupation

12.   Estimated  Earned  Annual  Income

13.   Estimated  Unearned  Annual  Income

14.   Estimated Net Worth

15.   Investment Objectives (check all that apply)
      [ ] Tax Deferred  Accumulations  _____%    [ ] Retirement Income  ______%
      [ ] Growth of Assets             _____%    [ ] Current Income     ______%
      [ ] Conservation  of Principal   _____%

16.   Investment Strategy (check only one)
      [ ] Growth without risk   _____%           [ ] Growth with  risk  ______%

17.   Sources of Payments (check all that apply)
      [ ] Current Income               _____%   [ ] Sale of Mutual Funds
      [ ] Plan Sponsor Contribution    _____%         presently held     _____%
      [ ] Surrender or Loan on Life             [ ] Sale of other Securities
           Insurance or Annuity        _____%         presently held     _____%
      [ ] Sale of Personal Property             [ ] Savings              _____%
           or Real Estate              _____%   [ ] __________________   _____%

18.   Is Owner or Owner's employee a member of the NASD?    [ ] yes     [ ] no

19.   Owner's estimated Federal Income Tax Bracket: _____%

To the best of my knowledge, the above answers are true, complete and correctly recorded. I believe the policy(ies)/contract(s) applied for to be suitable for my objectives.

______________________________________         _________________________________
Print Name of Owner                            Title

______________________________________         _________________________________
Signature of Owner                             Date

ATTESTATION OF AGENT/REGISTERED REPRESENTATIVE

The Owner of the policy(ies)/contract(s) applied for has been informed of the investment risks involved, and I certify that I have reasonable grounds for believing the policy(ies)/contract(s) to be suitable for the Owner's objectives.

_____________________________________________      _____________________________
Print Name of Agent/Registered Representative      Signature and Date

_____________________________________________      _____________________________
Print Name of Authorized Principal of the          Signature and Date
Corresponding Broker-Dealer

_____________________________________________      _____________________________
Print Name of the Broker-Dealer                    Authorized Principal of the
                                                   Broker-Dealer of Security
                                                   Equity Life Insurance Company

_____________________________________________      _____________________________
Signature                                          Date

66400                                 4.02
(9/96)